Exhibit 99.1

1 NASDAQ: NAKD The Freedom to be You August 2016 NASDAQ: NAKD

2 NASDAQ: NAKD This presentation contains forward - looking statements, which reflect the expectations of management of Naked with respect to potential future events . Forward - looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future . Such forward - looking statements include, but are not limited to comments regarding : ( i ) expanding into women’s sleepwear and intimates in 2015 and 2016 ; (ii) Naked’s marketing plans, including integrated social media campaign and the Naked Truth™ campaign ; ( iii) Naked’s 2015 and future outlook, including launching Naked’s women’s sleepwear and loungewear as well as men’s loungewear in 2015 and Naked’s women’s intimates program for 2016 . ; (iv) the launch of Naked’s WADE x NAKED collection in 2016 ; and (v) Naked’s plans to grow distribution and sales and to expand into additional product areas such as socks, hosiery, swimwear, athleisure apparel or home products . These forward - looking statements are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements . Actual results and the timing of events could differ materially from those anticipated in the forward - looking statements as a result of such risks and uncertainties, which include, without limitation : Naked’s ability to generate additional financing in the future ; general economic conditions and economic uncertainty in the global markets ; current and continuing fashion trends ; continued demand for and success of Naked’s brand image and reputation ; unexpected increases in the price of raw materials or their reduced availability ; Naked’s ability to sustain its past growth or manage its future growth ; Naked’s ability to retain its key management personnel ; continued protection of Naked’s trademark and other proprietary intellectual property rights ; legal, regulatory, political and economic risks ; the highly competitive market for innerwear and other products proposed to be developed and launched by Naked ; Naked’s inability to deliver its products to the market and to meet customer expectations due to problems with its distribution system or other unanticipated problems ; Naked’s failure to obtain the financing it requires to grow its business ; Naked’s inability to expand its sales or product lines ; Naked’s inability to generate growth of the sales of its current and future products ; Naked’s inability to penetrate and generate successful operations in global markets ; and other risk factors detailed in Naked’s reports filed with the Securities and Exchange Commission and available at www . sec . gov . You are urged to consider these factors carefully in evaluating the forward - looking statements contained herein and are cautioned not to place undue reliance on such forward - looking statements, which are qualified in their entirety by these cautionary statements and the risk factors set forth in Naked’s quarterly and annual reports filed with the Securities and Exchange Commission and available at www . sec . gov . Readers are cautioned that the foregoing factors are not exhaustive . Forward - looking statements in this presentation are made as of the date hereof and Naked disclaims any intent or obligation to update publicly such forward - looking statements, whether as a result of new information, future events or results or otherwise, other than as required by applicable securities laws . FORWARD LOOKING STATEMENTS

3 NASDAQ: NAKD Growing Distribution Powerful Brand Outstanding Product & Impactful Marketing Proven Leadership We H ave Built the Foundation for Growth… Strong Operations & Capital Markets Platform

4 NASDAQ: NAKD We are Naked We are a Men’s and Women’s lifestyle brand based in New York that aspires to greatness. Our initial focus is on the $23B U.S. Innerwear market where we see enormous white space for our brand. We are committed to growth through product innovation and impactful customer engagement. We are led by industry veterans with successful track records. Right Brand – Right Market – Right Time

5 NASDAQ: NAKD Our Mission To create a new standard for how products worn close to the skin fit, feel and function.

6 NASDAQ: NAKD Our Manifesto Our products empower personal freedom. We believe that as every new day begins or ends, the foundation you wear closest to your skin should let the real you shine through. Because the real you is all that really matters.

7 NASDAQ: NAKD In a Large Market Ripe for Innovation… *2014 – NPD Group, Inc. • $23.1 Billion U.S . Innerwear Market in F2015* • Women are the key target customer • Intimates & sleepwear >75% of the market • Women drive >50% of men’s product spend • White Space Market Opportunities • Innovation @ premium prices • Superior quality & design @ mid - tier prices • Underserved segments  plus size women $4.3 Billion Men’s Underwear* $17.8 Billion Women’s Intimates & S leepwear *

8 NASDAQ: NAKD Carole Hochman CEO & Chief Creative Officer Renowned designer and sleepwear pioneer, Carole is considered one of the single most influential women in the intimate apparel and sleepwear business in the United States. Proven Leadership

9 NASDAQ: NAKD Martha Olson Paul Hayes, CPA Accomplished Board of Directors Jesse Cole Andrew Kaplan Investor & Capital Markets Strategy David Hochman Vice Chairman

10 NASDAQ: NAKD Strong Sales Growth Q1 2017 (Calendar ‘16) Year - End Jan 31, 2016 (unaudited) Year - End Jan 31, 2015 (unaudited) Net Sales (1) $1,389,414 $557,212 Q1 Ending April 30, 2016 $447,627 $259,366 ① 149% YTD growth over 2015; 72% growth from Q1 2016 ② Positive margin vs. negative margin for previous year; ③ Achieved 32% Gross Margin Q1 ④ Positive contribution from sales on wearnaked.com

11 NASDAQ: NAKD Progress Highlights - Quarter Ending April 30 th 2016 26.2% 31.2% Gross Margin ↑ production efficiencies ↑ B2C sales $30K $105K Direct Online Sales 55% 45% Men's Women's New Men’s Distribution $250K Test Order $6 Million Joint Factoring Agreement Women’s Revenue Impact Women’s mid - tier sub - brand targeting high volume stores

12 NASDAQ: NAKD New, Highly Experienced Sales Team Pat Larkin VP of Sales Rocco Damiano National Sales Manager Jenn Gossweiler In - House Account Manager Iris Arenson In - House Account Manager Sara Belon In - House Account Manager Independent Reps Key Focus: grow women’s sales and expand distribution channels • Department Stores • Online & Specialty • Boutiques • Mid - tier, high volume stores

13 NASDAQ: NAKD For Her Women’s Intimates

14 NASDAQ: NAKD For Her Women’s Sleep & Loungewear

15 NASDAQ: NAKD For Him Men’s Underwear & Loungewear

16 NASDAQ: NAKD NAKED KUDOS "Versatile and seamless, the lightweight Microfiber Brief from Naked will leave you feeling as if you aren’t wearing anything at all. It gives you minimal coverage with just the right amount of support." "Sony Pictures ordered 75 pairs [of Naked Microfiber] for Andrew Garfield to wear during production on The Amazing Spider - Man 2, which may explain why the web - slinger makes zooming around downtown New York seem so effortless — there’s no chance anything is riding up." - E Online "These Naked boxer briefs are smooth and sleek for your confident beau. He'll adore them because they're luxuriously soft and seamless, it's like wearing nothing at all." My new favorite underwear!!! These are amazingly comfortable. I truly forgot I was wearing underwear all day long . – David THE NAKED KUDOS “Socially responsible, incredibly comfortable and not bad looking at all.” "Versatile and seamless, the lightweight Microfiber Brief from Naked will leave you feeling as if you aren’t wearing anything at all. It gives you minimal coverage with just the right amount of support." “Comfortable underwear designed for exercise.” "Sony Pictures ordered 75 pairs [of Naked Microfiber] for Andrew Garfield to wear during production on The Amazing Spider - Man 2, which may explain why the web - slinger makes zooming around downtown New York seem so effortless — there’s no chance anything is riding up." “Restock your underwear drawer and shop the entire site.”

17 NASDAQ: NAKD Exclusive Endorsement • Dwyane will promote Naked brand and spearhead Naked Truth campaign Collaboration • Dwyane joined Advisory Board to help grow Naked business by sharing insights, contacts and relationships Exclusive License • Multi - year worldwide for innerwear • WADE x NAKED – Launching October 2016 Dwyane Wade Partnership

18 NASDAQ: NAKD WADE x NAKED SEPTEMBER 2016

19 NASDAQ: NAKD Core Distribution is Expanding Established Channels Key Targets in Discussion

20 NASDAQ: NAKD New Growth Drivers: naked comfort Sub - Brand Positioning • Targeting Mid - Tier Price Point • 30 - 40% below current retail price Product Differentiation • High quality at affordable prices • Attractive prints & patterns • Size range up to 3XL Distribution Strategy • High Volume Channels • JC Penney, Belk, Dillard’s, TJ Maxx, Marshalls, Costco, Sam’s Club, Target

21 NASDAQ: NAKD Growing Direct Internet Business • Launched new site in May 2016 • Sales grew from 30K to 105K in Q1 • Facebook and email blast key drivers

22 NASDAQ: NAKD Current Cap Table – Pro Forma As of May 25th, 2016 Total Shares Public Float ( non - affiliate) Issued & Outstanding 6,069,982 5,102,240 Value @ $1.65 $10 Million $8.4 Million (1) Management, Board & Affiliate Hold ~28% of Fully Diluted Ownership As of February 29, 2015 Total Shares Exercise Price Added Cash Callable Cash Warrants 784,852 $6.00 $4,709,112 Vesting Cash Warrants 464,757 $4.80 - 5.11 $2,025,209 >$8 Warrants 395,589 $4.00 - 10.00 Vested Options 908,405 $4.40 - 30.00 Unvested Options 1,282,869 $4.40 - 10.00 Fully Diluted (1) 9,966,454 $6,734,321

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Key Accomplishments & 2016 Outlook

Key Objectives Achieved

- Establish operational foundation for growth
- Launch women's intimates, sleep & loungewear lines
- Grow distribution for men's and establish women's distribution\
- Uplist to Nasdaq and secure capital for continued growth

Focus on Revenue Growth

- Establish and grow women's business in retail, online and direct-to-consumer
- Accelerate growth of men's business by refining collections and making prices more competitive
- Leverage Wade x Naked launch to expand direct, retail and online distribution channels

Improve Margins & Efficiency

- Focus on increasing blended margin while maintaining quality
- Shorten production lead times

Leverage Capital Markets Platform

- Pursue targeted acquisitions to accelerate growth and create financial synergy naked

Right brand, right market, right time.

naked
NASDAQ: NAKD

24 NASDAQ: NAKD THANK YOU! www. wearnaked .com